DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-1
                                                       ACCRUAL BASIS - UNAUDITED


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING MAY 29, 1999

======================================================================================================================

                                                        Document                 Previously                Explanation
     Required attachments                               Attached                 Submitted                  Attached
     1.  Tax Receipts                                     (   )                    (   )                     ( N/A )

     2.  Bank Statements                                  ( X )                    (   )                     (     )

     3.  Most recently filed                              (   )                    ( X )                     (     )
          Income Tax Return

     4.  Most recent Annual Financial                     (   )                    ( X )                     (     )
          Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ BETH A. SAVAGE                                 CHIEF FINANCIAL OFFICER
------------------------------------------         -----------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

BETH A. SAVAGE                                             9/17/99
------------------------------------------         -----------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE


PREPARER:

/s/ DONNA M. ZIANNI                                 ASSISTANT CONTROLLER
------------------------------------------         -----------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

DONNA M. ZIANNI                                            9/17/99
------------------------------------------         -----------------------
PRINTED NAME OF PREPARER                                    DATE


      All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

 DEBTOR:                                                       CASE NO. 98-02107
    SUN TELEVISION AND APPLIANCES, INC.                             AND 98-02109
    SUN TV AND APPLIANCES, INC.                             JOINTLY ADMINISTERED

                                                                           MOR-2
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING MAY 29, 1999


                           COMPARATIVE BALANCE SHEET
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------
 ASSETS                                                  MAR-99         APR-99         MAY-99
                                                        ----------     ----------     ----------
                                                         03-APR-99      01-MAY-99      29-MAY-99
                                                        ----------     ----------     ----------
1.  CASH                                                16,516,897     15,894,145     18,225,981
2.  ACCOUNTS RECEIVABLE                                  4,377,658      4,302,214      1,821,237
3.  INVENTORY                                                    0              0              0
4.  NOTES RECEIVABLE                                             0              0              0
5.  PREPAID EXPENSES                                       906,015        860,496        835,444
6.  OTHER (CREDIT CARD RESERVES)                         2,461,426      2,461,426      2,461,426
7.  TOTAL CURRENT ASSETS                                24,261,996     23,518,281     23,344,088
8.  PROPERTY, PLANT & EQUIPMENT, net                             0              0              0
9.  ASSETS HELD FOR SALE                                   272,845        272,845        272,845
10. TOTAL PROPERTY, PLANT & EQUIP                          272,845        272,845        272,845
11. DUE FROM AFFILIATES & INSIDERS                               0              0              0
12. INTANGIBLES (ATTACH LIST)                                    0              0              0
13. OTHER (PREPAID FINANCE FEES)                                 0              0              0
14. TOTAL ASSETS                                        24,534,841     23,791,126     23,616,933
                                                        ==========     ==========     ==========
POSTPETITION LIABILITIES
15. ACCOUNTS PAYABLE & ACCRUALS                          1,096,046      1,324,972      1,569,549
16. TAXES PAYABLE                                                0              0              0
17. NOTES PAYABLE                                                0              0              0
18. PROFESSIONAL FEES                                    1,258,933        991,775      1,102,070
19. SECURED DEBT                                                 0              0              0
20. DUE TO AFFILIATES & INSIDERS                                 0              0              0
21. OTHER - (DEFERRED REVENUE from Service Policies)             0              0              0
22. TOTAL POSTPETITION
     LIABILITIES                                         2,354,979      2,316,747      2,671,619
                                                        ==========     ==========     ==========
PREPETITION LIABILITIES
23. SECURED DEBT                                                 0              0              0
24. PRIORITY DEBT                                                0              0              0
25. UNSECURED DEBT                                      57,477,939     57,469,414     57,212,043
26. OTHER                                                        0              0              0
27. TOTAL PREPETITION LIABILITIES                       57,477,939     57,469,414     57,212,043
28. TOTAL LIABILITIES                                   59,832,918     59,786,161     59,883,662
                                                        ==========     ==========     ==========
EQUITY
29. PREPETITION OWNERS' EQUITY                          (1,334,175)    (1,334,175)    (1,334,175)
30. POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                  (33,963,902)   (34,660,860)   (34,932,554)
31. TOTAL EQUITY (DEFICIT)                             (35,298,077)   (35,995,035)   (36,266,729)
32. TOTAL LIABILITIES &
     OWNERS' EQUITY                                     24,534,841     23,791,126     23,616,933

NOTES FOR MONTH ENDING MAY 29, 1999:
ITEM 5: Prepaids primarily consist of retainers for professional fees of $0.5 million.
ITEM 25: Consists of Accounts Payable, Accrued Liabilities and Customer Refunds.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-3
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING MAY 29, 1999


                                INCOME STATEMENT
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------
REVENUES                                                  MAR-99         APR-99         MAY-99
                                                        ----------     ----------     ----------
                                                         03-APR-99      01-MAY-99     29-MAY-99
                                                        ----------     ----------     ----------
1.  GROSS REVENUES                                          19,447        4,998          2,989
2.  COST OF GOODS SOLD                                       5,427       35,739            304
3.  GROSS PROFIT                                            14,020      (30,741)         2,685
                                                        ==========     =========      ========
OPERATING EXPENSES
4.  Payroll                                                209,964      101,261         69,969
5.  Payroll Taxes                                           16,337        7,510          4,727
6.  Employee Benefits                                      (83,864)       5,046        (10,912)
7.  Depreciation and Amortization                                0            0              0
8.  Occupancy Costs                                        213,550      115,964         41,423
9.  Advertising                                                  0            0              0
10. Store Delivery                                               0            0              0
11. Home Delivery                                                0            0              0
12. Financing Costs                                            461            0         (1,975)
13. Equipment Rental                                       192,955       23,002         18,715
14. Outsource Services                                       1,042            0              0
15. Taxes                                                        0            0              0
16. Insurance                                               50,000       25,000         20,000
17. Legal and Professional                                  13,706       34,626         28,445
18. Impairment of Long-Lived Assets                              0            0              0
19. Reversal of Restructuring Charge                             0            0              0
20. Finance and other receivables write-off                      0            0              0
21. Other (Attach List)                                     13,341          469         14,580
22. TOTAL OPERATING EXPENSES                               627,492      312,878        184,972
23. OPERATING INCOME                                      (613,472)    (343,619)      (182,287)
                                                        ==========     =========      ========
OTHER INCOME & EXPENSES
24. OTHER INCOME - Interest                                      0            0              0
25. OTHER EXPENSES (ATTACH LIST)                                 0            0              0
26. INTEREST EXPENSE                                             0       (1,516)             0
27. OTHER - Loss (gain) on sale of assets                   99,588         (630)             0
28. NET OTHER INCOME & EXPENSES                             99,588       (2,146)             0
29. LOSS BEFORE REORGANIZATION EXPENSES,
     TAXES AND EXTRAORDINARY ITEM                         (713,060)    (341,473)      (182,287)
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES                                      605,419      389,865        143,591
31. U.S. TRUSTEE FEES                                            0       20,500              0
32. INTEREST INCOME                                        (64,219)     (58,460)       (62,029)
33. OTHER (ATTACH LIST)                                          0        3,581          7,844
34. TOTAL REORGANIZATION EXPENSES                          541,200      355,486         89,406
35. INCOME TAX                                                   0            0              0
36. LOSS BEFORE EXTRAORDINARY ITEM                      (1,254,260)    (696,959)      (271,693)
37. EXTRAORDINARY LOSS - EARLY EXTINGUISHMENT OF DEBT            0            0              0
38. EXTRAORDINARY GAIN - RECOGNITION OF DEFERRED
     SERVICE POLICY REVENUE                                      0            0              0
39. EXTRAORDINARY GAIN - ABANDONMENT OF PROPERTY
     UNDER CAPITAL LEASE AND REJECTION OF RELATED
     LEASE OBLIGATIONS
40. NET LOSS                                            (1,254,260)    (696,959)      (271,693)
                                                        ==========     =========      ========


NOTES FOR MONTH ENDING MAY 29, 1999:
ITEM 21: Primarily consists of telephone, repairs/maintenance, supplies, employee expenses and bank fees.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-4
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING MAY 29, 1999

--------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                              MAR-99          APR-99          MAY-99
DISBURSEMENTS                                              -------------   -------------   -------------
                                                             03-APR-99       01-MAY-99       29-MAY-99
                                                           -------------   -------------   -------------
1.  CASH-BEGINNING OF MONTH                                17,855,845.23   16,214,555.28   16,303,341.73

                                                 RECEIPTS

2.  CASH SALES                                                      0.00            0.00            0.00
3.  COLLECTION OF ACCOUNTS RECEIVABLE                               0.00            0.00    2,482,480.09
3a. Liquidator reimbursement for expenses paid by Sun          99,054.85            0.00            0.00
4.  LOANS & ADVANCES (ATTACH LIST)                                  0.00            0.00            0.00
5.  SALE OF ASSETS                                            220,285.70            0.00            0.00
6.  OTHER                                                     389,922.84    1,066,552.03       46,074.68
7.  TOTAL RECEIPTS                                            709,263.39    1,066,552.03    2,528,554.77
8.  TOTAL CASH AVAILABLE                                   18,565,108.62   18,281,107.31   18,831,896.50

                                       CURRENT MONTH DISBURSEMENTS

                                                              03-APR-99      01-MAY-99       29-MAY-99
                                                            ------------   -------------   -------------
               PURPOSE                                         AMOUNT          AMOUNT          AMOUNT
                                                            ------------   -------------   -------------
9.     BANK FEES AND DEBT PAYDOWN                               7,377.47            0.00            0.00
10.    ADVERTISING                                             27,829.86            0.00            0.00
11.    MERCHANDISE/PARTS                                       10,497.88            0.00          246.82
12.    PAYROLL                                                174,283.79      107,553.72       87,531.81
13.    STORE RENT                                              63,529.66      119,380.10       38,905.39
14.    EQUIPMENT RENT                                         214,913.12       23,002.48            0.00
15.    CONSTRUCTION                                                 0.00            0.00            0.00
16.    EMPLOYEE EXPENSES/UNIFORMS                              10,186.75        4,966.15        4,624.84
17.    FREIGHT/POSTAGE                                             20.18           18.00            0.00
18.    GASOLINE                                                 2,637.43            0.00            0.00
19.    HOTEL/AIR FARE                                           5,289.00            0.00            0.00
20.    INSURANCE                                               97,814.80       55,831.95       27,690.43
21.    WORKERS COMPENSATION                                    59,028.40       21,878.53       15,461.98
22.    401 K                                                        0.00        6,576.20            0.00
23.    MISCELLANEOUS                                                0.00        4,199.42        8,598.29
24.    GARNISHMENTS                                             1,302.50          497.54          342.92
25.    SUPPLIES/MAINTENANCE                                    14,988.54          138.01        8,666.68
26.    CUSTOMER REFUNDS                                             0.00            0.00            0.00
27.    SECURITY                                                 3,518.40            0.00            0.00
28.    TAXES                                                   45,405.57        3,507.91            0.00
29.    TEMPORARY HELP SERVICES                                  5,782.93          778.50          200.00
30.    UTILITIES                                               97,786.76       17,571.30       12,452.72
31.    WASTE REMOVAL                                            6,855.00        4,460.00          280.00
32.    CONSULTING                                              11,269.46       28,942.00       31,877.00
33.    THIRD PARTY SERVICERS                                        0.00            0.00            0.00
34.    PETTY CASH                                                   0.00            0.00            0.00
35.    REBATES                                                      0.00            0.00            0.00
36.    WARRANTY SERVICER                                          253.00       35,559.70           57.00
37.    Reimbursement to liquidators for
        sales at closing stores                                     0.00            0.00            0.00
38.    U.S. TRUSTEE FEES                                            0.00       20,500.00            0.00
39.    PROFESSIONAL FEES                                    1,424,917.97      641,406.24      184,397.71

40.    TOTAL DISBURSEMENTS                                  2,285,488.47    1,096,767.75      421,333.59
41.    END OF MONTH BALANCE                                16,214,555.28   16,303,341.73   18,419,339.76


ITEMS 1 & 41:  Beginning and Ending Cash balances reflect balances per bank statements.

ITEM 6:        Consists of various miscellaneous corporate deposits.

ITEMS 9 - 40:  Disbursements reflect wire and/or ACH transfers and checks written during the period May 2, 1999 through May 29, 1999.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-5
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING MAY 29, 1999

--------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------------------------------------------------
                             0 - 30 days old                                                                         0.00
                             31 - 60 days old                                                                        0.00
                             61 - 90 days old                                                                        0.00
                             91+ days old                                                                    2,187,716.06
                             TOTAL ACCOUNTS RECEIVABLE                                                       2,187,716.06
                             AMOUNTS CONSIDERED UNCOLLECTIBLE                                                 (920,682.19)
                             ACCOUNTS RECEIVABLE (NET)                                                       1,267,033.87
--------------------------------------------------------------------------------------------------------------------------

AGING OF POST PETITION TAXES AND PAYABLES
--------------------------------------------------------------------------------------------------------------------------
                                 0-30            31-60               61-90               91+
                                 DAYS             DAYS                DAYS               DAYS                 TOTAL
--------------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE (A)         1,301,619.00       20,000.00          50,000.00         1,300,000.00            2,671,619.00
--------------------------------------------------------------------------------------------------------------------------


NOTE A: Sun's Accounts Payable system does not age the A/P; above aging represents estimate based on review of the accounts payable detail.


STATUS OF POST PETITION TAXES
--------------------------------------------------------------------------------------------------------------------------
                                                 AMOUNT
                             BEGINNING          WITHHELD                               ENDING
                                TAX              AND/ OR             AMOUNT             TAX                  DELINQUENT
                             LIABILITY*          ACCRUED               PAID           LIABILITY                 TAXES
--------------------------------------------------------------------------------------------------------------------------
FEDERAL
WITHHOLDING**                     0.00           14,879.38          14,879.38                 0.00
FICA-EMPLOYEE**                   0.00            5,475.14           5,475.14                 0.00
FICA-EMPLOYER**                   0.00            5,475.12           5,475.12                 0.00
UNEMPLOYMENT                      0.00               55.67              55.67                 0.00
INCOME                            0.00                0.00               0.00                 0.00
OTHER (ATTACH LIST)               0.00                0.00               0.00                 0.00
TOTAL FEDERAL TAXES               0.00           25,885.31          25,885.31                 0.00                 0.00
STATE AND LOCAL
WITHHOLDING                       0.00            5,125.94           5,125.94                 0.00
SALES AND USE                     0.00                0.00               0.00                 0.00
EXCISE                            0.00                0.00               0.00                 0.00
MERCANTILE                    4,337.62           (4,337.62)              0.00                 0.00
UNEMPLOYMENT                      0.00              310.32             310.32                 0.00
REAL PROPERTY                     0.00                0.00               0.00                 0.00
PERSONAL PROPERTY                 0.00                0.00               0.00                 0.00
PENNSYLVANIA OCCUPATIONAL         0.00                0.00               0.00                 0.00

NEW YORK DISABILITY               0.00                0.00               0.00                 0.00

OTHER (ATTACH LIST)               0.00                0.00               0.00                 0.00
TOTAL STATE AND LOCAL         4,337.62            1,098.64           5,436.26                 0.00                 0.00
TOTAL TAXES                   4,337.62           26,983.95          31,321.57                 0.00                 0.00

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-6
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING MAY 29, 1999


THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.


BANK RECONCILIATION
---------------------------------------------------------------------------------------------------------------------------------
                                               ACCOUNT #1            ACCOUNT #2               ACCOUNT #3
                                               ----------            ----------               ----------
A.  BANK:                                    SEE NOTE BELOW
B.  ACCOUNT NUMBER:                                                                                                    TOTAL
C.  PURPOSE (TYPE):
---------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
3.  SUBTRACT:  OUTSTANDING CHECKS
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
5.  MONTH END BALANCE PER BOOKS
6.  NUMBER OF LAST CHECK WRITTEN

NOTE: Bank Reconciliations for May 1999, copies of bank statements as of the end of May for all bank accounts, and a summary of the activity in each account are included with this MOR. See MOR-6 supporting schedules.

INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------------
                                                DATE OF                 TYPE OF                PURCHASE                CURRENT
BANK ACCOUNT NAME & NUMBER                      PURCHASE               INSTRUMENT                PRICE                  VALUE
--------------------------                      --------               ----------                -----                  -----
7.  NatCity Investments - 509394078             12/31/98            Govt Money Market         1,218,977.77           1,218,977.77
8.  NatCity Investments - 509394035             12/31/98            Govt Money Market        16,481,001.02          16,481,001.02
9.
10.
11. TOTAL INVESTMENTS                                                                        17,699,978.79          17,699,978.79

---------------------------------------------------------------------------------------------------------------------------------
CASH
---------------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND - per the Company's Bank Statements                                                               719,360.97

13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)                                                            18,419,339.76
---------------------------------------------------------------------------------------------------------------------------------

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-7
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING MAY 29, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                              PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS.  ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.).  ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------
                                            INSIDERS
---------------------------------------------------------------------------------------------------                 CUMULATIVE
                                                                          TYPE OF         AMOUNT                      UNPAID
NAME                                         POSITION                     PAYMENT          PAID                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
1. BETH SAVAGE                         CFO, Treasurer & Secretary         salary         $12,307.70                    $0.00
                                                                           bonus         $     0.00
                                                                         expenses        $     0.00
2. JIM ROMERO                          VP Operations                      salary         $11,230.76                    $0.00
                                                                           bonus         $     0.00
                                                                         expenses        $     0.00
3. JAMES MORAN                         President                         expenses        $ 4,551.69
4. TOTAL PAYMENTS TO INSIDERS                                                            $28,090.15                    $0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                                 TYPE             DATE OF COURT
                                                  OF            ORDER AUTHORIZING     AMOUNT           AMOUNT           TOTAL PAID
           NAME                              PROFESSIONAL            PAYMENT         APPROVED           PAID             TO DATE
-----------------------------------------------------------------------------------------------------------------------------------
1.  Kirkland & Ellis                           Attorney              09/16/98             0.00             0.00         402,044.85
2.  Business Regeneration Services            Accountant             09/16/98             0.00             0.00         713,746.50
3.  KPMG Peat Marwick LLP                     Accountant             09/16/98         7,580.00         7,580.00          98,427.00
4.  Otterbourg, Steindler, Houston &           Attorney              09/16/98             0.00             0.00         430,447.62
5.  Porter, Wright, Morris & Arthur            Attorney              09/16/98         6,931.43         6,931.43         100,919.52
6.  Young, Conaway, Stargatt &                 Attorney              09/16/98             0.00             0.00         190,944.05
7.  Donlin, Recano & Company, Inc.         Claims Consultant         09/16/98             0.00             0.00         345,890.91
8.  Ernst & Young LLP                         Accountant             09/16/98             0.00             0.00         385,760.40
9.  D.G. Hart Associates, Inc.                Consultant             11/10/98        16,321.90        16,321.90         120,763.67
10. Pepper Hamilton LLP                        Attorney              11/05/98             0.00             0.00          18,051.19
11. Milbank, Tweed, Hadley & McCloy            Attorney              11/23/98       153,564.38       153,564.38         736,809.15
                                                                                   -----------       ----------       ------------
12. TOTAL PAYMENTS TO PROFESSIONALS                                                 184,397.71       184,397.71       3,543,804.86
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULED                       AMOUNTS
                                                            MONTHLY                          PAID                     TOTAL
                                                            PAYMENTS                        DURING                    UNPAID
NAME OF CREDITOR                                              DUE                            MONTH                POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
1.  BankBoston Retail Finance, Inc. Term Loan        Interest due the first day of           0.00                    None
2.                                                     each month
3.
4.
5.
6.  TOTAL                                                                                    0.00
-----------------------------------------------------------------------------------------------------------------------------------

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-8
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING MAY 29, 1999

-------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                                  YES         NO
-------------                                                                                  ---         --
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
     THIS REPORTING PERIOD?                                                                                X
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
     ACCOUNT?                                                                                              X
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                 X
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                          X
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                X
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                           X
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                           X
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                       X
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                             X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                             X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                      X
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                        X
-------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

ITEM #2 - In accordance with a first day motion approved by the Bankruptcy
          Court, Sun Television's existing pre-petition bank accounts are Debtor-in-Possession bank accounts.

-------------------------------------------------------------------------------------------------------------
INSURANCE                                                                                      YES         NO
---------                                                                                      ---         --
1.  ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                                    X
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                      X
3.  PLEASE ITEMIZE POLICIES BELOW.                                                              X
-------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

ITEM 2: Note that approximately $10,000 in General Liability insurance premium related to several new stores opened during fiscal 1999 were NOT billed to the Company until subsequent to the Petition Date and are therefore included as a Pre-petition debt.

------------------------------------------------------------------------------------------------------------------------------
                                                       INSURANCE POLICIES
------------------------------------------------------------------------------------------------------------------------------
TYPE OF                                                                                                    PAYMENT AMOUNT
POLICY                             CARRIER                    PERIOD COVERED                                & FREQUENCY
------                             -------                    --------------                                -----------
Commercial Property & Casualty     C N A                      10/1/98 through 9/30/99                  - $287,100 paid 10/1/98

Directors & Officers Liability     Genesis Insurance Co.      7/21/98 through 7/21/99                  - $199,000 paid in full
                                                                                                          7/27/98
Workers Compensation               Various State Funds        11/19/98 through final store             - $113,740 paid 11/13/98
                                                              closing date in various states (A)
-------------------------------------------------------------------------------------------------------------------------------

NOTE A: Sun applied for state fund coverage in Pennsylvania, Indiana, Virginia, New York and Kentucky. No coverage was necessary for Tennessee as final store closed in that state on November 8, 1998. Sun was required to apply for State Fund coverage for WC due to the EBI Companies denying coverage after the 30 day extension period. Sun is still self-insured in Ohio. As of the end of May, final audits had been completed for Pennsylvania, Indiana, Virginia, New York and Kentucky, to determine any required premium adjustments and close the accounts.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-9
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING MAY 29, 1999

-------------------------------------------------------------------------------------------------------
                                               PERSONNEL
-------------------------------------------------------------------------------------------------------
                                                                       FULL TIME    PART TIME     TOTAL
                                                                       ---------    ---------     -----
1.  Total number of employees at beginning of period                      25             0          25
2.  Number of employees hired during the period                            0             0           0
3.  Number of employees terminated or resigned during the period          (5)            0          (5)
4.  Total number of employees on payroll at end of period                 20             0          20



-------------------------------------------------------------------------------
                                CHANGE OF ADDRESS
-------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE: _______N/A______________


NEW ADDRESS: ___________________N/A________________________

                      SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       MAY 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-4


                       SUMMARY OF BANK STATEMENT ACTIVITY

DEBTOR:                                                        CASE NO. 98-02107
 SUN TELEVISION AND APPLIANCES, INC.                                AND 98-02109
 SUN TV AND APPLIANCES, INC.                                JOINTLY ADMINISTERED

                           MOR-4 SUPPORTING SCHEDULE

BANK                                  BANKBOSTON            NATIONAL CITY    NATIONAL CITY    NATIONAL CITY  NATIONAL CITY  THE OHIO
                                                                                                                             BANK

 ACCOUNT NAME                         BRF, INC. FOR
                                      PROCEEDS FROM                          WORKERS                         PROFESSIONAL   STORE
                                      SUN TV & APPLIANCES   CONCENTRATION    COMPENSATION     PAYROLL        FEES           DEPOSITS

 ACCOUNT NUMBER                       804-81979             394035037        3941035053       394035045      394078205      7067480
------------------------------------------------------------------------------------------------------------------------------------
BALANCE 5/1/99                            (1,686.10)             154,346.54     22,497.08      33,451.76      1,000.00     1,422.87


MISCELLANEOUS CORPORATE
 DEPOSITS                                                         46,074.68
BENEFICIAL FINANCE RECEIPTS                                    2,482,480.09
TRANSFERS FROM SMALL BANKS                                            --
CREDIT CARD DEPOSITS, NET                    766.13
TRANSFERS TO/FROM BANKBOSTON
 A/C 898-28038                             1,680.08                   --
WIRE TSF TO SUN TV
 CONCENTRATION ACCOUNT                         --                     --
WIRE TSF TO VENDORS                                              (27,690.43)
WIRE TSF TO NCB A/CS - P/R, W/C,
 HEALTH INS, PROF FEES                                          (102,619.40)    15,461.98      87,157.42
WIRE TSF FROM/TO SUN TV SEI
 INVESTMENT FUND                                              (1,549,208.77)
CHECKS PAID                                                     (343,761.31)   (14,161.48)    (19,974.66)
WIRES OUT - DIRECT DEP. & P/R TAX                                                             (66,718.07)
NSF CHECKS                                                             --
BANK/CREDIT CARD FEES                       (330.00)                (796.36)                                                 (31.08)
                                         ----------           -------------    ----------     ----------      --------     --------

BALANCE 5/29/99                              430.11              658,825.04     23,797.58      33,916.45      1,000.00     1,391.79
                                         ==========           =============    ==========     ==========      ========     ========




Beginning of month balance
 - all accounts                          211,032.15
                                         ==========


End of month balance - all accounts      719,360.97
                                         ==========

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS IN POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       MAY 1999 MONTHLY OPERATING REPORT



                         SUPPORTING SCHEDULES FOR MOR-4

                    DETAIL LISTING OF ACH AND WIRE TRANSFERS

                               SUN TELEVISION AND APPLIANCES, INC.
                                   SUN TV AND APPLIANCES, INC.
                                      DEBTORS IN POSSESSION

                                   CASE NO. 98-2107 AND 98-2109

                                FOR THE MONTH ENDING MAY 29, 1999
                      (COVERING THE PERIOD MAY 2, 1999 THROUGH MAY 29, 1999)

                                    MOR-4 SUPPORTING SCHEDULE

                         SUMMARY OF ACH AND WIRE TRANSFERS DURING PERIOD

Type                        Date           Vendor                           Amount       ACH/Wire
----                        ----           ------                           ------       --------
Insurance                  5/7/99       Medical Mutual                     11,491.71        Wire
Insurance                 5/14/99       Medical Mutual                      2,269.36        Wire
Insurance                 5/21/99       Medical Mutual                     13,929.36        Wire
                                                                         -----------
                                                     Total Insurance       27,690.43
                                                                         -----------

Payroll                    5/6/99       ADP                                50,791.23        ACH
Payroll                   5/20/99       ADP                                36,366.19        ACH
                                                                         -----------
                                                       Total Payroll       87,157.42
                                                                         -----------

Workers Comp               5/7/99       M&N Risk Management             $   5,744.65        ACH
Workers Comp              5/19/99       M&N Risk Management             $   5,675.78        ACH
Workers Comp              5/24/99       M&N Risk Management             $   4,041.55        ACH
                                                                         -----------
                                          Total Workers Compensation       15,461.98
                                                                         -----------


                              TOTAL WIRE AND ACH TRANSFERS                130,309.83
                                                                         ===========

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       MAY 1999 MONTHLY OPERATING REPORT



                         SUPPORTING SCHEDULES FOR MOR-4

                        DETAIL LISTING OF CHECKS WRITTEN

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (Debtors-in-Possession)
                          Case No. 98-2107 and 98-2109
                           MOR-4 SUPPORTING SCHEDULE

           POST-PETITION CHECKS FOR THE PERIOD 5/2/99 THROUGH 5/29/99
                  (Associate payroll checks are not included)

----------------
  CHECK DATE
----------------
YEAR  MON    DAY       CHECK#       PAYEE                            TYPE               AMOUNT
-----------------------------------------------------------------------------------------------
99     5     10        713541   MAPSYS INC                         Consulting          3,806.00
99     5     20        713584   MAPSYS INC                         Consulting          2,240.00
99     5     17        713558   MELROSE CONSULTING                 Consulting          1,800.00
99     5      7        713538   OPEN TECHNOLOGY GROUP INC          Consulting          5,319.00
99     5     10        713540   OPEN TECHNOLOGY GROUP INC          Consulting          4,662.00
99     5     17        713555   OPEN TECHNOLOGY GROUP INC          Consulting          2,520.00
99     5     24        713593   OPEN TECHNOLOGY GROUP INC          Consulting          5,040.00
99     5     17        713560   SOPHISTICATED SYSTEMS INC          Consulting          6,490.00
-----------------------------------------------------------------------------------------------
                                  Consulting                                          31,877.00
-----------------------------------------------------------------------------------------------
99     5     20        713577   MILLER'S TOTAL CLEANING PLUS      Contract Labor         200.00
-----------------------------------------------------------------------------------------------
                                  Contract Labor                                         200.00
-----------------------------------------------------------------------------------------------
99     5     13        713549   JAMES MORAN                      Employee Expense      2,925.91
99     5     20        713582   JAMES MORAN                      Employee Expense      1,625.78
99     5      7        713536   PATTY BALL                       Employee Expense         47.83
99     5     20        713588   SANDY WEBB                       Employee Expense         25.32
-----------------------------------------------------------------------------------------------
                                  Employee Expense                                     4,624.84
-----------------------------------------------------------------------------------------------
99     5      4        713532   CHAPTER 13 TRUSTEE                 Garnishment           154.62
99     5      4        713534   PHEAA                              Garnishment            94.15
99     5     19        713574   PHEAA                              Garnishment            94.15
-----------------------------------------------------------------------------------------------
                                  Garnishment                                            342.92
-----------------------------------------------------------------------------------------------
99     5     20        713587   HAWKEYE INFMTN SYSTEMS INC         Maintenance           250.00
99     5     24        713594   IBM                                Maintenance         8,416.68
-----------------------------------------------------------------------------------------------
                                  Maintenance                                          8,666.68
-----------------------------------------------------------------------------------------------
99     5     19        713575   B-I-C AMERICA                      Merchandise           246.82
-----------------------------------------------------------------------------------------------
                                  Merchandise                                            246.82
-----------------------------------------------------------------------------------------------
99     5     20        713581   ELEKTRO KOPY EXPRESS              Miscellaneous          436.16
99     5     17        713563   KINKO'S                           Miscellaneous          304.04
99     5     18        713565   QUIKPRO COURIER                   Miscellaneous           14.00
99     5     17        713557   THE MEDLEH GROUP                  Miscellaneous        7,844.09
-----------------------------------------------------------------------------------------------
                                  Miscellaneous                                        8,598.29
-----------------------------------------------------------------------------------------------
99     5      4        713531   AUTOMATIC DATA PROCESSING            Payroll              65.67
99     5     12        713544   AUTOMATIC DATA PROCESSING            Payroll             287.72
99     5     26        713596   AUTOMATIC DATA PROCESSING            Payroll              21.00
-----------------------------------------------------------------------------------------------
                                  Payroll                                                374.39
-----------------------------------------------------------------------------------------------
99     5     17        713556   D.G. HART ASSOCIATES INC.          Professional       11,388.70
99     5     20        713583   D.G. HART ASSOCIATES INC.          Professional        2,724.00
99     5     20        713590   D.G. HART ASSOCIATES INC.          Professional        2,209.20
99     5     17        713553   KPMG PEAT MARWICK LLP              Professional        7,580.00
99     5     17        713561   MILBANK,TWEED,HADLEY & MCCLOY      Professional      153,564.38
99     5     17        713559   PORTER WRIGHT MORRIS & ARTHUR      Professional        6,931.43
-----------------------------------------------------------------------------------------------
                                  Professional                                       184,397.71
-----------------------------------------------------------------------------------------------
99     5     13        713551   DUKE REALTY LIMITED PRTNRSHP          Rent             4,029.76
99     5      3        713529   HUNTINGTON MALL                       Rent            11,419.40
99     5     17        713554   JBG/ROSENFELD-LEB                     Rent             8,194.48
99     5     20        713586   WAL MART STORES INC                   Rent            15,261.75
-----------------------------------------------------------------------------------------------
                                  Rent                                                38,905.39
-----------------------------------------------------------------------------------------------
99     5     12        713547   MCGLONE INC.                       Trash Removal         280.00
-----------------------------------------------------------------------------------------------
                                  Trash Removal                                          280.00
-----------------------------------------------------------------------------------------------
99     5     24        713592   AERIAL COMMUNICATIONS                Utilities            53.18
99     5     12        713543   AMERICAN ELECTRIC POWER              Utilities         1,334.62
99     5     20        713579   AMERICAN ELECTRIC POWER              Utilities         2,494.37
99     5     20        713585   AMERITECH                            Utilities           644.15
99     5     20        713580   CITY OF N  CANTON PUBLIC UTLTS       Utilities           111.65
99     5     19        713568   COLUMBIA GAS OF KENTUCKY             Utilities            79.01
99     5     19        713571   EAST OHIO GAS CO                     Utilities         2,484.46
99     5     19        713567   FRANKFORT ELECTRIC & WATER           Utilities         1,375.23
99     5     19        713569   GREEN RIVER ELECTRIC CO              Utilities         1,356.83
99     5     19        713572   OHIO EDISON CO                       Utilities         2,350.36
99     5     19        713570   WESTERN KENTUCKY GAS COMPANY         Utilities            60.10
99     5     12        713545   WV-AMERICAN WATER CO                 Utilities           108.76
-----------------------------------------------------------------------------------------------
                                  Utilities                                           12,452.72
-----------------------------------------------------------------------------------------------
99     5      4        713533   VAC SERVICE CORP                     Warranty             57.00
-----------------------------------------------------------------------------------------------
                                   Warranty                                               57.00
-----------------------------------------------------------------------------------------------

                                                       TOTAL POST-PETITION CHECKS   $291,023.76

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       MAY 1999 MONTHLY OPERATING REPORT



                         SUPPORTING SCHEDULES FOR MOR-5

                                 PAYROLL TAXES

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (DEBTORS-IN-POSSESSION)

                          CASE NO. 98-2107 AND 98-2109
                           MOR-5 SUPPORTING SCHEDULE

                PAYROLL TAXES PAYMENT - SUPPORTING DOCUMENTATION

                       FOR THE MONTH ENDING MAY 29, 1999

 Deposit          Federal           Employee         Employer
  Date           Income Tax         FICA Tax         FICA Tax          Totals
---------        ----------        ---------        ---------        ----------
11-May-99        $ 8,851.03        $3,259.93        $3,259.92        $15,370.88

25-May-99        $ 6,028.35        $2,215.21        $2,215.20        $10,458.76
                 ----------        ---------        ---------        ----------
                 $14,879.38        $5,475.14        $5,475.12        $25,829.64
                 ==========        =========        =========        ==========

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       MAY 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-6

                              BANK RECONCILIATIONS

DEBTOR:                                                        CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                               AND 98-02109
  SUN TV AND APPLIANCES, INC.                               JOINTLY ADMINISTERED
                           MOR-6 SUPPORTING SCHEDULE
                            MAY BANK RECONCILIATIONS

------------------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                 THE OHIO BANK    BANKBOSTON    NATIONAL CITY   NATIONAL CITY  NATIONAL CITY  NATIONAL CITY
B.  ACCOUNT NUMBER:                          7067480       804-81979       394035037      3941035053     394078205       394035045
C.  PURPOSE (TYPE):                       STORE DEPOSITS  BBRF PROCEEDS  CONCENTRATION   WORKERS COMP    PROF. FEES       PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT               1,391.79        430.11       658,825.04       23,797.58      1,000.00      33,916.45
2.  ADD: TOTAL DEPOSITS NOT CREDITED             --            --           6,569.27            --            --             --
3.  ADD: OUTSTANDING WIRE TRANSFERS              --            --               --              --            --             --
4.  SUBTRACT: OUTSTANDING CHECKS                  N/A           N/A      (153,987.34)      (4,718.77)         --       (26,396.63)
5.  SUBTRACT: OUTSTANDING WIRE TRANSFERS         --            --               --              --            --             --
6.  OTHER RECONCILING ITEMS                      --          (430.11)         585.87            --            --             --
7.  ADJUSTED BANK BALANCE                    1,391.79          --         511,992.84       19,078.81      1,000.00       7,519.82

8.  MONTH END BALANCE PER BOOKS              1,417.04          --         516,284.43       22,626.92      1,000.00     (16,725.87)
9.  LESS: NSF CHECKS                             --            --               --              --            --             --
10. LESS: BANK/CREDIT CARD FEES                (25.25)         --               --              --            --             --
11. ADD/(LESS): DEPOSIT DIFFERENCES              --            --               --              --            --             --
12. OTHER RECONCILING ITEMS (ATTACH LIST)        --            --          (4,291.59)      (3,548.11)         --        24,245.69
13. ADJUSTED BALANCE PER BOOKS               1,391.79          --         511,992.84       19,078.81      1,000.00       7,519.82

14. NUMBER OF LAST CHECK WRITTEN                  N/A           N/A          #713596           #7477           N/A              #

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED


                           MOR-6 SUPPORTING SCHEDULE
                            MAY BANK RECONCILIATIONS
                            OTHER RECONCILING ITEMS


OTHER RECONCILING ITEMS:
   BANKBOSTON
   804-81979
   BBRF PROCEEDS

          Other reconciling items - Bank
                                                               ---------
               Credit card adjustments                           (430.11)
                                                               =========


   NATIONAL CITY
   394035037
   CONCENTRATION

         Other reconciling items - Bank
                                                               ---------
              Checks shown as outstanding, should be void         585.87
                                                               =========

         Other reconciling items - Book
              Check void on G/L, paid by bank                  (4,438.84)
              Check stopped on bank, not void on G/L              147.25
                                                               ---------

                                                               (4,291.59)
                                                               =========


   NATIONAL CITY
   3941035053
   WORKERS COMP

         Checks not booked                                     (3,548.11)
                                                               ---------

                                                               (3,548.11)
                                                               =========


   NATIONAL CITY
   394035045
   PAYROLL

         Payroll transfer booked, not made until 6/4/99        24,217.38
         Miscellaneous reconciling items                           28.31
                                                               ---------

                                                               24,245.69
                                                               =========